Exhibit 99.1

TRONOX

TRONOX

First Quarter Business Update

May 23, 2006

Forward-Looking Statement
Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," "projects," "target," “budget,” "goal," "plans," "objective," “outlook,” "should," or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and our forms 10-K and 10-Q, which are available on Tronox’s website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation contains operating profit and Adjusted EBITDA,which are Non-GAAP measures that are presented because they are used by management to monitor our business. In addition, Adjusted EBITDA is a material component of the covenants that are imposed on us by the senior secured credit facility.  A detailed reconciliation to the comparable GAAP financial measures can be found in the Investor Relations section of the company’s website at www.tronox.com and on slides 15 and 16 attached hereto.
Use of Non–GAAP Measures

Tronox First Quarter Operating Results
$MM
   Net Sales
   Operating Profit
   Adj. EBITDA
   Adj. EBITDA Margin
   Diluted EPS from Cont. Ops.
                               *(pro forma)
$336
45
61
   18.2%
$0.58
2005
2006
First Quarter Ended
March 31,
$334
     23
     66
19.8%
$0.31*

Industry Fundamentals
  Challenge:  Ability to increase TiO2 prices to
offset increased process chemical and energy
costs
  $0.05/lb TiO2 price increase is ~ $60MM - $65MM EBITDA
  Disruptive activity in TiO2 market as post-Katrina
capacity re-enters the marketplace
  2nd half of 2006 expect return to TiO2
fundamentals
  Capacity utilization in mid 90s
  Seasonal average inventory levels
  Greater than 4% demand growth anticipated in 2006

Second Quarter Cost Outlook
  Manufacturing costs vs. COGS
  Q1 manufacturing costs flow into Q2 COGS
  Total COGS up 6% - 7% per tonne of pigment
sales Q1 to Q2, 2006
  Natural gas, process chemicals and maintenance costs
  Q3 expect improving COGS as a result of lower
Q2 input costs
  Project a 2% - 3% reduction in COGS
  Seasonality:  coatings season impact
  Typical global TiO2 sales seasonality 23%, 26%, 26%, 25%

40% of process chemical category
Major Pigment Cost Components
  Energy (natural gas/electricity) = 10% - 13% of COGS
Natural gas hedging program:
  Q1 $11.46/mmbtu – average price realized
  Q2 $  7.40/mmbtu – average price expectation with ~ 85% hedged
  Q3 $  7.65/mmbtu – average price expectation with ~ 77% hedged
  Process chemicals ~ 20% of COGS
  Chlorine
  Caustic
  Petroleum coke

TRONOX
INCORPORATED

Caustic Soda Price FOB Gulf
550
500
450
400
350
300
250
200
$/per Short Ton
Jan-2005
Mar-2005
May-2005
Jul-2005
Sep-2005
Nov-2005
Jan-2006
Mar-2006
May-2006
Jul-2006
Sep-2006
Nov-2006
CMAI Caustic Contract High
CMAI Caustic Contract Low

Chlorine Price FOB Gulf
400
350
300
250
200
150
$/per Short Ton
Jan-2005
Mar-2005
May-2005
Jul-2005
Sep-2005
Nov-2005
Jan-2006
Mar-2006
May-2006
Jul-2006
Sep-2006
Nov-2006
CMAI Chlorine Contract High
CMAI Chlorine Contract Low

Chlorine
  Contracted chlorine
prices peaked in Q1 2006
  Prices are expected to
decline throughout 2006
Caustic
  Quarterly caustic prices
peaked in Q1 2006
  Prices are expected to
decline throughout 2006
Source: CMAI average market data
Process Chemicals

TRONOX
INCORPORATED

$400
$320
$240
$160
$80
$0
120
100
80
60
40
20
0
126 days
89 days
103 days
$10
$54
$104
$185
$57
$80
$136
$13
$65
$77
$155
$15
2003YE
2004YE
2005YE
Finished Goods
Raw Materials
Materials & Supplies
Work In Progress
Inventory Days

30 ~ 50 MT
Current
Target

Hamilton
Savannah
Kwinana
Uerdingen

World
Class
Tronox
Top-Quartile
Performance Target
  Operating expense initiatives
  Supply chain
▪
Raw material flexibility
▪
Production scheduling
▪
Freight/logistics/transportation
  Uptime
▪
Six Sigma methodology
  Cost of quality
  Costs:  fixed & variable
  Working capital reductions
  SG&A
  Capital reductions
  Cash to cash cycle time
  Receivables, payables
Annual Maintenance Cost as % of
Estimated Replacement Value
Inventories
Percent Uptime
($ in millions)
(Days)
Source: “Making Common Sense, Common Practice”, Ron Moore
Target = 80 Days
Cost Reduction, Manufacturing and Cash
Flow Strategies

CapEx Update
  $90MM projected CapEx
2006
  Uerdingen HIF program
  On track for summer launch
  Lower costs:  Waste converted
to by-product sales and allows
utilization of lower cost ore
  Hamilton waste
minimization
  Implement technology to
minimize footprint and provide
sustainability

Asia Growth Opportunities
  Key strategic region for Tronox
  Five-year historical growth profile:
  TiO2 demand growth >6%
  Tronox – 2nd largest importer of
chloride-process TiO2 into China
  Increasing sales and technical
support for customers
  Currently evaluating future brownfield expansion at one of our global production facilities to supply region's growth

As of March 31, 2006
($MM)
Legacy Environmental
Gross reserves                               $216.5
Receivables                                          57.6
Net cash expenditure                     $158.9*
*Excludes anticipated future DOE reimbursements of approximately $45MM
  Net cash expenditure:  Estimate for 2006 is ~ $38MM

Stranded Asset Portfolio Strategy
  Henderson/Las Vegas, Nevada area sales
1.
Centex land                        1-3 yrs
2.
100% Tronox acreage        2-4 yrs*
3.
BMI acreage and assets    2-4 yrs
*(excludes current operations)
  Value contribution for items 2 and 3 above
~ $100 MM+ over 2-4 year window

TRONOX
INCORPORATED

CR-826
TRONOX
TiO2
TITANIUM
DIOXIDE
CR-826

Bright Future
  Right People
  Right Products and Services
  Right Assets

TRONOX
INCORPORATED

TRONOX INCORPORATED AND SUBSIDIARY COMPANIES

(Millions of dollars)	First Quarter Ended March 31, 2006	First Quarter Ended March 31, 2005
Adjusted EBITDA		
Net income	$ 20.6	$ 4.0
Interest and debt expense	12.0	-
Net interest expense on borrowings with affiliates and interest income [(a)]	(0.7)	3.1
Income tax provision	12.0	0.9
Depreciation and amortization expense	24.5	26.8
EBITDA	68.4	34.8
Loss from discontinued operations	4.8	12.9
Provision for environmental remediation and restoration, net of reimbursements	(20.5)	10.9
Noncash charges consisting:		
Loss on sales of accounts receivable	-	2.8
Write-downs of property, plant and equipment and other assets	0.1	-
Other items	8.4	4.4
Adjusted EBITDA	$ 61.2	$ 65.8

[(a)] Included as a component of Other income (expense) in the company's consolidated statement of operations.

Adjusted EBITDA, which is used by management to measure performance, is a non-GAAP financial measure. Management believes that adjusted EBITDA is useful to investors because it is used in the company's debt instruments to determine compliance with financial covenants. It is included as a supplemental measure of the company's operating performance because it eliminates items that have less bearing on operating performance and highlights trends in the core business that may not otherwise be apparent when relying solely on GAAP financial measures. In addition, adjusted EBITDA is one of the primary measures management uses for planning and budgeting processes and to monitor and evaluate financial and operating results. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to measures of the company's financial performance as determined in accordance with GAAP, such as net income (loss). Because other companies may calculate adjusted EBITDA differently this presentation of adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Operating profit is not a presentation made in accordance with generally accepted accounting principles, or GAAP. The following table reconciles operating profit to income from continuing operations for the periods presented.
Income tax provision                                                                           (13.8)                   (5.4)

Income from continuing operations                                                       $23.6                 $12.4

Other income (expense)                                                                         4.4                   (5.0)
(Millions of dollars)                                                                            2006                  2005
Operating profit                                                                                  $45.0                 $22.8
Interest and debt expense - Third parties                                              (12.0)                      –
Three Months Ended
March 31,
TRONOX INCORPORATED